Exhibit 10.1

EXECUTION VERSION

SIXTH AMENDMENT AND JOINDER TO THE

THIRD AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

This SIXTH AMENDMENT AND JOINDER TO THE THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of July 24, 2015 (this “Amendment”), is among:

(i)	RADNOR FUNDING CORP., as Seller (the “Seller”);

(ii)	AIRGAS, INC. (in its individual capacity, “Airgas”), as Servicer (in such capacity, the “Servicer”);

(iii)	VICTORY RECEIVABLES CORPORATION (“Victory”), as a Conduit Purchaser;

(iv)	THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Administrator (in such capacity, the “Administrator”), as Purchaser Agent (in such capacity, the “Victory Purchaser Agent”) and as Related Committed Purchaser for the Purchaser Group that includes Victory (the “Victory Purchaser Group”);

(v)	WORKING CAPITAL MANAGEMENT CO., LP (“Working Capital”), as a Conduit Purchaser and as Related Committed Purchaser for the Purchaser Group that includes Working Capital (the “Working Capital Purchaser Group”);

(vi)	MIZUHO BANK, LTD. (f/k/a Mizuho Corporate Bank, Ltd.), as Purchaser Agent (in such capacity, the “Working Capital Purchaser Agent”) for the Working Capital Purchaser Group;

(vii)	ATLANTIC ASSET SECURITIZATION LLC (“Atlantic”), as a Conduit Purchaser;

(viii)	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH, as Purchaser Agent (in such capacity, the “Atlantic Purchaser Agent”) and as Related Committed Purchaser for the Purchaser Group that includes Atlantic (the “Atlantic Purchaser Group”);

(ix)	REGENCY ASSETS LIMITED (“Regency”), as a new Conduit Purchaser;

(x)	HSBC BANK USA, NATIONAL ASSOCIATION (“HSBC Bank USA”), as a new Related Committed Purchaser for the Purchaser Group that includes Regency (the “Regency Purchaser Group”); and

(xi)	HSBC SECURITIES (USA) INC. (“HSBC Securities”), as a new Purchaser Agent (in such capacity, the “Regency Purchaser Agent”) for the Regency Purchaser Group.

The foregoing entities are herein collectively referred to as the “Parties”, and capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings set forth in the Receivables Purchase Agreement (as defined below).

BACKGROUND

WHEREAS, the Parties have entered into that certain Third Amended and Restated Receivables Purchase Agreement, dated as of March 17, 2010 (as amended, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”);

WHEREAS, the Parties desire to amend the Receivables Purchase Agreement as set forth herein;

WHEREAS, each of Regency, as a Conduit Purchaser, HSBC Bank USA, as a Related Committed Purchaser, and HSBC Securities, as a Purchaser Agent, desire to become a party to the Receivables Purchase Agreement;

WHEREAS, in connection with this Amendment and concurrently herewith, the Seller, the Servicer and the members of the Regency Purchaser Group are entering into a Fee Letter, dated the date hereof (the “Regency Fee Letter”); and

WHEREAS, in connection with this Amendment and concurrently herewith, the Purchaser Agents, the Related Committed Purchasers, the Conduit Purchasers, the Administrator, the Seller and the Servicer are entering into that certain Transfer Supplement, dated as of the date hereof (the “2015 Transfer Supplement”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

SECTION 1. Joinder of Regency, HSBC Bank USA and HSBC Securities to the Receivables Purchase Agreement.

(a) Regency as a Conduit Purchaser. From and after the date hereof, Regency shall be a Conduit Purchaser party to the Receivables Purchase Agreement for all purposes thereof and of the other Transaction Documents as if Regency were an original party to the Receivables Purchase Agreement, and Regency assumes all related rights and agrees to be bound by all of the terms and provisions applicable to Conduit Purchasers and contained in the Receivables Purchase Agreement and the other Transaction Documents. Regency confirms that (i) it has received a copy of the Receivables Purchase Agreement and copies of such other Transaction Documents, and other documents and information as it has requested and deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Receivables Purchase Agreement and (ii) it will, independently and without reliance upon the Administrator, any other Purchaser or any Purchaser Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Receivables Purchase Agreement and the other Transaction Documents.

(b) HSBC Bank USA as a Related Committed Purchaser. From and after the date hereof, HSBC Bank USA shall be the Related Committed Purchaser for the Regency Purchaser Group and a party to the Receivables Purchase Agreement for all purposes thereof and of the other Transaction Documents as if HSBC Bank USA were an original party to the Receivables Purchase Agreement, and HSBC Bank USA assumes all related rights and agrees to be bound by all of the terms and provisions applicable to Related Committed Purchasers and contained in the Receivables Purchase Agreement and the other Transaction Documents. HSBC Bank USA confirms that (i) it has received a copy of the Receivables Purchase Agreement and copies of such other Transaction Documents, and other documents and information as it has requested and deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Receivables Purchase Agreement and (ii) it will, independently and without reliance upon the Administrator, any other Purchaser or any Purchaser Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Receivables Purchase Agreement and the other Transaction Documents.

(c) Appointment of HSBC Securities as the Regency Purchaser Agent. Pursuant to and in accordance with Section 5.1(b) of the Receivables Purchase Agreement, each of Regency and HSBC Bank USA hereby designates HSBC Securities as, and HSBC Securities hereby agrees to perform the duties and obligations of, the Purchaser Agent for the Regency Purchaser Group. From and after the date hereof, HSBC Securities shall be a Purchaser Agent party to the Receivables Purchase Agreement for all purposes of the Receivables Purchase Agreement and the other Transaction Documents as if HSBC Securities were an original party to the Receivables Purchase Agreement, and HSBC Securities assumes all related rights and agrees to be bound by all of the terms and provisions applicable to Purchaser Agents contained in the Receivables Purchase Agreement and the other Transaction Documents.

(d) Commitment of HSBC Bank USA as a Related Committed Purchaser. Effective as of the date hereof, HSBC Bank USA’s Commitment, as Related Committed Purchaser for the Regency Purchaser Group, shall be the amount set forth on Schedule VI hereto.

(e) Consent to Joinder. Each of the Parties consents to the foregoing joinder of Regency, HSBC Bank USA and HSBC Securities as parties to the Receivables Purchase Agreement and waives any otherwise applicable conditions precedent thereto under the Receivables Purchase Agreement and the other Transactions Documents (other than as set forth herein). Additionally, each of the Parties hereby acknowledges and agrees that this Section 1 shall constitute an Assumption Agreement for all purposes of the Receivables Purchase Agreement.

SECTION 2. Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is amended as follows:

(a) Section 5.8 of the Receivables Purchase Agreement is hereby amended by replacing the phrase “BTMUNY, Credit Agricole and Mizuho” where it appears therein with the phrase “BTMUNY, Credit Agricole, HSBC Bank USA, HSBC Securities and Mizuho”.

(b) Section 6.5 of the Receivables Purchase Agreement is hereby replaced in its entirety with the following:

Section 6.5 No Proceedings; Limitation on Payments.

(a) Each of the Seller, Airgas, the Servicer, the Administrator, the Purchaser Agents, the Purchasers, each assignee of the Purchased Interest or any interest therein, and each Person that enters into a commitment to Purchase the Purchased Interest or interests therein, hereby covenants and agrees that it will not:

(i) institute against, or join any other Person in instituting against, any Conduit Purchaser any bankruptcy, reorganization, arrangement, examinership, insolvency or liquidation proceeding, or other proceeding;

(ii) take any action to appoint a receiver, administrator, administrative receiver, trustee, liquidator, examiner or similar official to any Conduit Purchaser, its revenues and assets; or

(iii) have any right to take any steps for the purpose of obtaining payments of any amounts payable to it under this Agreement by any Conduit Purchaser,

under any federal or state bankruptcy or similar law, or any similar law in any other jurisdiction, for two years and one day after the latest maturing Note issued by such Conduit Purchaser is paid in full.

(b) Notwithstanding anything to the contrary contained in this Agreement, the obligations of any Conduit Purchaser under this Agreement and all other Transaction Documents are solely the corporate obligations of such Conduit Purchaser and shall be payable solely to the extent of funds received from the Seller in accordance herewith or from any party to any Transaction Document in accordance with the terms thereof in excess of funds necessary to pay or make provision for its matured and maturing Notes and any payment obligations of a Conduit Purchaser will be extinguished to the extent there are insufficient funds after paying or making provision for its matured and maturing Notes.

(c) Notwithstanding any provision contained in this Agreement or any other Transaction Document to the contrary, no Purchaser, Purchaser Agent or the Administrator shall, and no such Person shall be obligated (whether on behalf of any Purchaser or otherwise) to pay any amount to the Seller as a reinvestment in the undivided percentage ownership interests with regard to the Purchased Interest, except to the extent of Collections on Receivables available for distribution to the Seller in accordance with this Agreement. In addition, notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document, the obligations of any

Purchaser or any of its successors or assigns (including any Liquidity Provider or Program Support Provider) that is a commercial paper conduit or similar vehicle under this Agreement and all other Transaction Documents shall be payable by such Purchaser or successor or assign solely to the extent of funds received from the Seller in accordance herewith or from any party to any Transaction Document in accordance with the terms thereof in excess of funds necessary to pay such Person’s matured and maturing Notes or other senior indebtedness. Any amount which the Administrator or any Purchaser is not obligated to pay pursuant to the two preceding sentences shall not constitute a claim (as defined in § 101 of the Bankruptcy Code or under any other bankruptcy, insolvency, receivership or similar law in any other jurisdiction) against, or corporate obligation of, the Administrator or such Purchaser, as applicable, for any such insufficiency unless and until such amount becomes available for distribution to the Seller pursuant to the terms hereof.

(c) Section 6.15 of the Receivables Purchase Agreement is hereby amended by (x) replacing the phrase “BTMUNY, Credit Agricole and Mizuho” where it appears therein with the phrase “BTMUNY, Credit Agricole, HSBC Bank USA, HSBC Securities and Mizuho” and (y) replacing the phrase “Atlantic, Working Capital or Victory” where it appears therein with the phrase “Atlantic, Regency, Working Capital or Victory”.

(d) Section 6.18 of the Receivables Purchase Agreement is hereby amended by adding the term “, agent” immediately following the phrase “against any stockholder, employee” where it appears therein.

(e) The following new defined terms and definitions thereof are added to Exhibit I to the Receivables Purchase Agreement in the appropriate alphabetical order:

“HSBC Bank USA” shall mean HSBC Bank USA, National Association.

“HSBC Securities” shall mean HSBC Securities (USA) Inc.

“Regency” shall mean Regency Assets Limited.

“Regency Base Rate” means, in the case of Regency or any Purchaser in its Purchaser Group, for any day, a fluctuating interest rate per annum as shall be in effect from time to time, which rate shall be at all times equal to the higher of:

(a) the rate of interest in effect for such day as publicly announced from time to time by HSBC Bank USA in New York, New York as its “prime rate.” Such “prime rate” is set by HSBC Bank USA based upon various factors, including HSBC Bank USA’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate, and

(b) 0.50% per annum above the latest Federal Funds Rate.

“Regency CP Rate” means, with respect to Regency for any Yield Period with respect to any Portion of Investment, the per annum rate equivalent to the “weighted average cost” (as defined below) related to the issuance of Regency’s Notes that are allocated, in whole or in part, by Regency (or by its Purchaser Agent) to fund or maintain such Portion of Investment (and which may also be allocated in part to the funding of other Portions of Investment hereunder or of other assets of Regency) for such Yield Period; provided, however, that if any component of such rate is a discount rate, in calculating the “Regency CP Rate” for such Portion of Investment for such Yield Period, Regency shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum. As used in this definition, Regency’s “weighted average cost” shall consist of (x) the actual interest rate (or discount) paid to purchasers of Regency’s Notes, together with the commissions of placement agents and dealers in respect of such Notes, to the extent such commissions are allocated, in whole or in part, to such Notes by Regency (or by its Purchaser Agent) and (y) any incremental carrying costs incurred with respect to Regency’s Notes maturing on dates other than those on which corresponding funds are received by Regency. Notwithstanding anything herein to the contrary, Regency’s Notes may be issued in maturities as the Regency Purchaser Agent may choose in accordance with Article I hereof, and the Regency CP Rate shall at all time be determined by the Regency Purchaser Agent, in its sole discretion.

“Regency Yield Rate” for any Yield Period for any Portion of Investment of the Purchased Interest in the case of Regency or any Purchaser in its Purchaser Group, means an interest rate per annum equal to, at HSBC Securities’ option: (a) the rate set forth as the “Applicable Margin” in the Purchaser Group Fee Letter relating to Regency above the Euro-Rate for such Yield Period, or (b) the Regency Base Rate for such Yield Period; provided, however, that in the case of:

(i) any Yield Period on or before the first day of which the Administrator shall have been notified by any Purchaser or other Program Support Provider that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for such Person, to fund any Euro-Rate Portion of Investment (and such Person shall not have subsequently notified the Administrator that such circumstances no longer exist),

(ii) any Yield Period of one to (and including) 29 days,

(iii) any Yield Period as to which the Administrator does not receive notice before noon (New York City time) on the third Business Day preceding the first day of such Yield Period that the Seller desires that the related Portion of Investment be a Euro-Rate Portion of Investment, or

(iv) any Yield Period relating to a Portion of Investment that is less than $5,000,000,

the “Regency Yield Rate” for each such Yield Period shall be an interest rate per annum equal to the Regency Base Rate in effect on each day of such Yield Period.

(f) The definition of “Base Rate” set forth in Exhibit I to the Receivables Purchase Agreement is hereby replaced in its entirety with the following:

“Base Rate” means, for any day, (i) in the case of the Purchaser Group including Atlantic, the Atlantic Base Rate, (ii) in the case of the Purchaser Group including Victory, the Victory Base Rate, (iii) in the case of the Purchaser Group including Working Capital, the Working Capital Base Rate, (iv) in the case of the Purchaser Group including Regency, the Regency Base Rate and (v) in the case of each of other Purchaser Group shall mean the rate set forth as the Base Rate for such Purchaser Group in the related Purchaser Group Fee Letter.

(g) The definition of “Business Day” set forth in Exhibit I to the Receivables Purchase Agreement is hereby replaced in its entirety with the following:

“Business Day” means any day (other than a Saturday or Sunday) on which: (a) banks are not authorized or required to close in New York City, New York, London, England, Dublin, Ireland or Pittsburgh, Pennsylvania, and (b) if this definition of “Business Day” is utilized in connection with the Euro-Rate, dealings are carried out in the London interbank market.

(h) Clause (ii) of the definition of “Concentration Percentage” set forth in Exhibit I to the Receivables Purchase Agreement is hereby amended by replacing the percentage “8%” where it appears therein with the percentage “5%”.

(i) The definition of “Conduit Purchaser” set forth in Exhibit I to the Receivables Purchase Agreement is hereby replaced in its entirety with the following:

“Conduit Purchaser” means each commercial paper conduit that is a party to the Agreement, as a “conduit purchaser”, as indicated on the signature pages hereto (including Atlantic, Regency, Victory and Working Capital), or that becomes a party to the Agreement, as a “conduit purchaser” pursuant to an Assumption Agreement, as indicated on the signature pages thereto.

(j) The definition of “CP Rate” set forth in Exhibit I to the Receivables Purchase Agreement is hereby replaced in its entirety with the following:

“CP Rate” for any Yield Period for any Portion of Investment (i) in the case of the Purchaser Group including Atlantic, means the Atlantic CP Rate, (ii) in the case of the Purchaser Group including Victory, means the Victory CP Rate, (iii) in the case of the Purchaser Group including Working Capital, means the Working Capital CP Rate, (iv) in the case of the Purchaser Group including Regency, means the Regency CP Rate and (v) in the case of each of other Purchaser Group shall mean the rate set forth as the CP Rate for such Purchaser Group in the related Purchaser Group Fee Letter.

(k) Clause (c) of the definition of “Eligible Receivable” set forth in Exhibit I to the Receivables Purchase Agreement is hereby replaced in its entirety with the following:

(c) that does not have a payment term which is more than 60 days after the original invoice date of such Receivable; provided, however, that up to 2% of the aggregate Outstanding Balance of all Pool Receivables may have a stated maturity which is more than 60 days but not more than 90 days from the original invoice date of such Receivable,

(l) The definition of “Purchase Limit” set forth in Exhibit I to the Receivables Purchase Agreement is hereby amended by replacing the amount “$295,000,000” where it appears therein with the amount “$330,000,000”.

(m) The definition of “Yield Period” set forth in Exhibit I to the Receivables Purchase Agreement is hereby amended by adding the following clause (w) immediately before clause (x) therein:

(w) each Portion of Investment funded by Regency’s Purchaser Group: (a) at any time with respect to any Portion of Investment funded by reference to the Regency CP Rate, such period as the Regency Purchaser Agent shall select in its sole discretion (which before the Facility Termination Date, unless the Regency Purchaser Agent otherwise notifies the Servicer in writing shall: (i) initially be the period commencing on (and including) the date of the initial funding of each such Portion of Investment and ending on (but not including) the next Settlement Date, and (ii) thereafter, each period commencing on (and including) such Settlement Date and ending on (but not including) the next Settlement Date) and (b) with respect to each Portion of Investment not funded by reference to the Regency CP Rate (i) before the Facility Termination Date: (A) initially the period commencing on (and including) the date of the initial funding of each such Portion of Investment and ending on (but not including) the next Settlement Date, and (B) thereafter, each period commencing on (and including) such Settlement Date and ending on (but not including) the next Settlement Date, and (ii) on and after the Facility Termination Date, such period (including a period of one day) as shall be selected from time to time by the Regency Purchaser Agent or, in the absence of any such selection, each period of 30 days from the last day of the preceding Yield Period,

(n) The definition of “Yield Rate” set forth in Exhibit I to the Receivables Purchase Agreement is hereby replaced in its entirety with the following:

“Yield Rate” for any Yield Period for any Portion of Investment (i) in the case of the Purchaser Group including Atlantic, means the Atlantic Yield Rate, (ii) in the case of the Purchaser Group including Victory, means the Victory Yield Rate, (iii) in the case of the Purchaser Group including Working Capital, means the Working Capital Yield Rate, (iv) in the case of the Purchaser Group including Regency, means the Regency Yield Rate and (v) in the case of each of other Purchaser Group shall mean the rate set forth as the Yield Rate for such Purchaser Group in the related Purchaser Group Fee Letter.

(o) Schedule VI to the Receivables Purchase Agreement is hereby replaced in its entirety with Schedule VI attached hereto.

(p) Schedule VII to the Receivables Purchase Agreement is hereby replaced in its entirety with Schedule VII attached hereto.

(q) Annex B to the Receivables Purchase Agreement is hereby replaced in its entirety with Annex B attached hereto.

(r) Annex F to the Receivables Purchase Agreement is hereby replaced in its entirety with Annex F attached hereto.

SECTION 3. Certain Representations, Warranties and Covenants. Each of the Seller, Airgas and the Servicer hereby represents, warrants and covenants to each of the other Parties that:

(a) the representations and warranties of such Person contained in Exhibit III to the Receivables Purchase Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date);

(b) the execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Receivables Purchase Agreement (as amended hereby) are within its corporate powers and have been duly authorized by all necessary corporate action on its part, and this Amendment and the Receivables Purchase Agreement (as amended hereby) are its valid and legally binding obligations, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally; and

(c) no Termination Event or Unmatured Termination Event has occurred, is continuing, or would occur as a result of this Amendment.

SECTION 4. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by (i) the Regency Purchaser Agent of counterparts of the Regency Fee Letter, duly executed by each of the Parties party thereto and (ii) the Administrator of the following, in each case, in form and substance satisfactory to the Administrator:

(a) counterparts of this Amendment, duly executed by each of the Parties;

(b) counterparts of the 2015 Transfer Supplement, duly executed by each of the parties thereto;

(c) favorable opinions of each of Cahill Gordon & Reindel LLP and Richards, Layton & Finger, P.A., counsel for the Seller and Airgas, covering certain general corporate and enforceability matters;

(d) reliance letters addressed to the Regency Purchaser Group from counsel for the Seller, Airgas and each Originator with respect to the following opinions delivered under the Transaction Documents: the opinions of Cahill Gordon & Reindel LLP, dated as of March 17, 2010 and December 21, 2011; and the opinions of Richards, Layton & Finger, P.A., dated as of March 17, 2010 and December 21, 2011; and

(e) such other documents, certificates and instruments as the Administrator may reasonably request.

SECTION 5. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Receivables Purchase Agreement remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Receivables Purchase Agreement, shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein.

SECTION 6. Ratification. After giving effect to this Amendment and each of the transactions contemplated by this Amendment, all of the provisions of the Parent Undertaking Agreement shall remain in full force and effect and Airgas, as parent under the Parent Undertaking Agreement, hereby ratifies and affirms the Parent Undertaking Agreement and acknowledges that the Parent Undertaking Agreement has continued and shall continue in full force and effect in accordance with its terms.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different Parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart.

SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable conflict of law principles which would require the application of the laws of any jurisdiction other than those of the state of New York.

SECTION 9. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Receivables Purchase Agreement or any provision hereof or thereof.

[Signatures begin on the following page]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RADNOR FUNDING CORP., as Seller

By:	/s/ W. Gary Murray
Name:	W. Gary Murray
Title:	President & Treasurer

S-1	Sixth Amendment and Joinder to Third Amended and Restated Receivables Purchase Agreement

AIRGAS, INC., as Servicer

By:	/s/ Joseph C. Sullivan
Name:	Joseph C. Sullivan
Title:	Vice President & Treasurer

S-2	Sixth Amendment and Joinder to Third Amended and Restated Receivables Purchase Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Administrator

By:	/s/ Christopher Pohl
Name:	Christopher Pohl
Title:	Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Purchaser Agent for Victory’s Purchaser Group

By:	/s/ Christopher Pohl
Name:	Christopher Pohl
Title:	Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Related Committed Purchaser for Victory’s Purchaser Group

By:	/s/ Mustafa Khan
Name:	Mustafa Khan
Title:	Director

S-3	Sixth Amendment and Joinder to Third Amended and Restated Receivables Purchase Agreement

VICTORY RECEIVABLES CORPORATION, as a Conduit Purchaser

By:	/s/ David V. DeAngelis
Name:	David V. DeAngelis
Title:	Vice President

S-4	Sixth Amendment and Joinder to Third Amended and Restated Receivables Purchase Agreement

WORKING CAPITAL MANAGEMENT CO., LP, as a Conduit Purchaser and as Related Committed Purchaser for Working Capital’s Purchaser Group

By:	/s/ Takashi Watanabe
Name:	Takashi Watanabe
Title:	Attorney-In-Fact

S-5	Sixth Amendment and Joinder to Third Amended and Restated Receivables Purchase Agreement

MIZUHO BANK, LTD.,
as Purchaser Agent for Working Capital’s Purchaser Group

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

S-6	Sixth Amendment and Joinder to Third Amended and Restated Receivables Purchase Agreement

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Purchaser

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

S-7	Sixth Amendment and Joinder to Third Amended and Restated Receivables Purchase Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH, as Purchaser Agent and Related Committed Purchaser for Atlantic’s Purchaser Group

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

S-8	Sixth Amendment and Joinder to Third Amended and Restated Receivables Purchase Agreement

REGENCY ASSETS LIMITED, as a Conduit Purchaser

By:	/s/ Rhys Owens
Name:	Rhys Owens

HSBC BANK USA, NATIONAL ASSOCIATION, as Related Committed Purchaser for Regency’s Purchaser Group

By:	/s/ Nick Lotz
Name:	Nick Lotz
Title:	Senior Vice President

HSBC SECURITIES (USA) INC., as Purchaser Agent for Regency’s Purchaser Group

By:	/s/ Thomas Carroll
Name:	Thomas Carroll
Title:	Director

S-9	Sixth Amendment and Joinder to Third Amended and Restated Receivables Purchase Agreement

Acknowledge and Agreed:

AIRGAS, INC., as the Parent under the Parent Undertaking Agreement

By:	/s/ Joseph C. Sullivan
Name:	Joseph C. Sullivan
Title:	Vice President & Treasurer

S-10	Sixth Amendment and Joinder to Third Amended and Restated Receivables Purchase Agreement

SCHEDULE VI

COMMITMENTS

Purchaser	Commitment
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Related Committed Purchaser for Victory	Commitment: $	110,000,000
WORKING CAPITAL MANAGEMENT CO., LP, as a Conduit Purchaser and as Related Committed Purchaser for Working Capital	Commitment: $	85,000,000
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH, as Related Committed Purchaser for Atlantic	Commitment: $	85,000,000
HSBC BANK USA, NATIONAL ASSOCIATION, as Related Committed Purchaser for Regency	Commitment: $	50,000,000

Schedule VI-1

SCHEDULE VII

ADDRESSES

Radnor Funding Corp.

210 G Baynard Bldg.

3411 Silverside Road

Wilmington, DE 19810

Attention: W. Gary Murray

Telephone:	(302) 478-5221
Facsimile:	(610) 225-3271

Airgas, Inc.

259 North Radnor-Chester Road, Suite 100

Radnor, PA 19087

Attention: Joe Sullivan

Telephone: (610) 902-6217

Facsimile: (610) 225-3271

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

New York Branch

1251 Avenue of the Americas

New York, NY 10020

Attention: Securitization Group

Telephone: (212) 782-4908

Facsimile: (212) 782-6448

Victory Receivables Corporation

c/o Global Securitization Services, LLC

114 West 47th Street, Suite 2310

New York, NY 10036

Attention: Frank Bilotta

Telephone: (212) 295-2777

Facsimile: (212) 302-8767

Working Capital Management Co., LP

c/o Mizuho Bank, Ltd.

1251 Avenue of the Americas

New York, NY 10020

Attention: Conduit Management Group

Telephone:	(212) 282-4998
(212) 282-3633
Facsimile:	(212) 282-4105

Schedule VII-1

Mizuho Bank, Ltd.

1251 Avenue of the Americas

New York, NY 10020

Attention: Conduit Management Group

Telephone:	(212) 282-4998
(212) 282-3633
Facsimile:	(212) 282-4105

Atlantic Asset Securitization LLC

c/o Credit Agricole Corporate and Investment Bank New York Branch

1301 Avenue of the Americas

New York, NY 10019

Attention: DCM Securitization

Telephone: (212) 261-7819

Facsimile: (212) 459-3258

Credit Agricole Corporate and Investment Bank New York Branch

1301 Avenue of the Americas

New York, NY 10019

Attention: DCM Securitization

Telephone: (212) 261-7819

Facsimile: (212) 459-3258

HSBC Bank USA, National Association

452 Fifth Avenue

New York, NY 10018

Attention: Nick Lotz

Telephone: (610) 230-0972

Facsimile: (917) 229-5282

E-mail: nicholas.r.lotz@us.hsbc.com

HSBC Securities (USA) Inc.

452 Fifth Avenue

New York, NY 10018

Attention: Thomas Carroll

Telephone: (212) 525-2059

Facsimile: (646) 366-3476

E-mail: thomas.carroll@us.hsbc.com

Schedule VII-2

Regency Assets Limited

6th Floor

Pinnacle 2

Eastpoint Business Park,

Dublin 3

Ireland

Attention:	Company Secretary
Telephone:	+353 1 680 6000
Telecopier:	+353 1 680 6050

Schedule VII-3

ANNEX B

FORM OF PURCHASE NOTICE

[                     ,         ]

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch 1251 Avenue of the Americas New York, New York 10020	Credit Agricole Corporate and Investment Bank, New York Branch 1301 Avenue of the Americas New York, New York 10019	Mizuho Bank Ltd. 1251 Avenue of the Americas New York, New York 10020

HSBC Securities (USA) Inc. 452 Fifth Avenue New York, NY 10018

Ladies and Gentlemen:

Reference is hereby made to the Third Amended and Restated Receivables Purchase Agreement, dated as of March 17, 2010 (as heretofore amended or supplemented, the “Receivables Purchase Agreement”), among Radnor Funding Corp. (the “Seller”), Airgas, Inc., as Servicer, Victory Receivables Corporation, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, Atlantic Asset Securitization LLC, Credit Agricole Corporate and Investment Bank, Working Capital Management Co., LP, Mizuho Bank, Ltd., Regency Assets Limited, HSBC Securities (USA) Inc., HSBC Bank USA, National Association the various other members of each Purchaser Group from time to time a party thereto and The Bank of Tokyo-Mitsubishi UFJ, LTD., New York Branch, as administrator (the “Administrator”). Capitalized terms used in this Purchase Notice and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

This letter constitutes an irrevocable written notice (“Purchase Notice”) pursuant to Section 1.2(a) of the Receivables Purchase Agreement. Seller desires to sell an undivided variable interest in a pool of receivables on [                     ,         ], for a purchase price of $[        ]. Seller hereby requests that the initial Yield Period with respect to the Portion of Investment funded by Regency’s Purchaser Group by reference to the Regency CP Rate end on [            ], 20[    ]1 and directs Regency’s Purchaser Group to maintain its level of Investment at the amount set forth herein until otherwise notified by the Seller. The Aggregate Investment after such purchase shall be $[        ]. Each Purchaser Group’s respective aggregate Investment is as follows:

Purchaser Group	Prior Investment (a)	Purchase (b)	Investment (a+b)
Victory
Atlantic
Working Capital
Regency
Total

[1]	The date referenced in this sentence should be the following Settlement Date.

Annex B-1

Seller hereby directs each Purchaser (or the related Purchaser Agent on its behalf) to remit the proceeds of the Purchase related to this Purchase Note to the following account

Bank Name: [                    ]

ABA No.: [                    ]

Account No.: [                    ]

Account Name: [                    ]

Reference: [                    ]

Swift Code: [                    ]

Branch Address: [                    ]

Call Back No.: [                    ]

Seller hereby represents and warrants as of the date hereof, and as of the date of Purchase, as follows:

1. the representations and warranties contained in Exhibit III of the Receivables Purchase Agreement are true and correct on and as of such dates as though made on and as of such dates and shall be deemed to have been made on such dates;

2. no Termination Event or Unmatured Termination Event has occurred and is continuing, or would result from such purchase;

3. after giving effect to the purchase proposed hereby, the Purchased Interest will not exceed 100%, no Purchaser’s Investment will exceed its Commitment and the Aggregate Investment will not exceed the Purchase Limit; and

4. the Facility Termination Date has not occurred.

[remainder of page intentionally left blank]

Annex B-2

5. IN WITNESS WHEREOF, the undersigned has caused this Purchase Notice to be executed by its duly authorized officer as of the date first above written.

RADNOR FUNDING CORP.

By:
Name:
Title:

Annex B-3

ANNEX F

FORM OF PAYDOWN NOTICE

[DATE]

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

New York Branch

1251 Avenue of the Americas

New York, NY 10020

Credit Agricole Corporate and Investment Bank New York Branch

1301 Avenue of the Americas

New York, NY 10019

Mizuho Bank, Ltd.

1251 Avenue of the Americas

New York, NY 10020

HSBC Securities (USA) Inc.

452 Fifth Avenue

New York, NY 10018

Ladies and Gentlemen:

Reference is hereby made to the Third Amended and Restated Receivables Purchase Agreement, dated as of March 17, 2010 (as heretofore amended or supplemented, the “Receivables Purchase Agreement”), among Radnor Funding Corp. (“Seller”), Airgas, Inc., as Servicer, Victory Receivables Corporation, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, Atlantic Asset Securitization LLC, Credit Agricole Corporate and Investment Bank New York Branch, Working Capital Management Co., LP, Mizuho Bank Ltd., Regency Assets Limited, HSBC Securities (USA) Inc., HSBC Bank USA, National Association and the various other members of each Purchaser Groups from time to time a party thereto and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Administrator (in such capacity, the “Administrator”). Capitalized terms used in this Paydown Notice and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

This letter constitutes a Paydown Notice pursuant to Section 1.4(f)(i) of the Receivables Purchase Agreement. Seller desires to reduce the Aggregate Investment on                     ,          by2 the application of $         in cash to pay the Aggregate Investment and Discount to accrue (until such cash can be used to pay commercial paper notes) with respect to such Aggregate Investment, together with all cost related to such reduction of Aggregate Investment. Such amount shall be applied in accordance with Section 1.4(f)(iii) of the Receivables Purchase Agreement. The aggregate Investment of Atlantic’s Purchaser Group after such reduction shall

[2]	Notice must be given at least five Business Days’ prior to the requested paydown date, in the case of reductions in excess of $30,000,000, or at least two Business Days prior to the requested paydown date, in case of reductions of $30,000,000 or less.

Annex F-1

be [$        ], the aggregate Investment of Victory’s Purchaser Group after such reduction shall be [$        ], the aggregate Investment of Regency’s Purchaser Group after such reduction shall be [$        ] and the aggregate Investment of Working Capital’s Purchaser Group after such reduction shall be [$        ].

[remainder of page intentionally left blank]

Annex F-2

IN WITNESS WHEREOF, the undersigned has caused this Paydown Notice to be executed by its duly authorized officer as of the date first above written.

RADNOR FUNDING CORP.

By:
Name:
Title:

Annex F-3